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                                             eResearchTechnology, Inc.
                                          Enabling the Clinical Advantage

-------------------                                                                          --------------------
       NUMBER                                                                                        SHARES
CS
-------------------                                                                          --------------------
    COMMON STOCK
                                             eResearchTechnology, Inc.                        SEE REVERSE FOR
                               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         CERTAIN DEFINITIONS
                                                                                             CUSIP 29481V 10 8


THIS CERTIFIES THAT







is the owner of

                FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUES $.01 EACH OF
     ------------------------------                           ------------------------------
---------------------------------- eResearchTechnology, Inc. ----------------------------------
    ------------------------------                           ------------------------------

         The shares of capital stock represented by this certificate are transferable only on the books of the
Corporation by the holder of record thereof, in person or by a duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                                            eResearchTechnology, Inc.
                                                    CORPORATE
                                                    SEAL 1993
                                                     DELAWARE
                                                        *

---------------------------------                                         --------------------------------------
         SECRETARY                                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                                             Countersigned and Registered:
                                                                       FIRST UNION NATIONAL BANK
                                                                           (Charlotte, NC)
                                                                                                  Transfer Agent
                                                                                                   and Registrar


                                                             BY
                                                                                            Authorized Signature

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                                            ERESEARCHTECHNOLOGY, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF
OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH
REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.


         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A
BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM    as tenants in common                   UNIF GIFT MIN ACT -- ______________Custodian_________________
TEN ENT    as tenants by the entireties                                  (Cust)                  (Minor)
JT Ten     as joint Tenants with right of                              under Uniform Gifts to Minors
           survivorship and not as tenants                             Act_____________________________________
           in common                                                                  (State)

                                                  UNIF TRAN MIN ACT -- _____________Custodian (until age____)
                                                                         (Cust)                  (Minor)
                                                                       ________________ under Uniform Transfers
                                                                         (Minor
                                                                       to Minors Act___________________________
                                                                                             (State)


                     Additional abbreviatons may also be used though not in the above list.



For value received, _______________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECRURITY OR OTHER
    IDENTIFYING NUMBER OR ASSIGNEE
---------------------------------------

---------------------------------------




________________________________________________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

__________________________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _______________________


                                                ________________________________________________________________
                                     NOTICE:    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                WITHOUT ALTERATON OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                   SIGNATURES(S) GUARANTEED:    ________________________________________________________________
                                                THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                                INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                                AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                                GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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